UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 25, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 North Shoreline Boulevard

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 25, 2005, KPMG LLP (“KPMG”) notified the Audit Committee of the Board of Directors of SumTotal Systems, Inc. (the “Company”) that KPMG declined to stand for re-election as principal accountants, and such relationship will cease upon completion of the review of the Company’s interim financial statements as of September 30, 2005 and for the three- and nine-month periods then ended and the filing by the Company of its Form 10-Q for the period ended September 30, 2005 with the Securities and Exchange Commission.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through August 25, 2005, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2004, KPMG advised that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of the following material weaknesses identified in management’s assessment:

1.	Inadequate company-level controls. The Company did not maintain effective company-level controls as defined in the Internal Control—Integrated Framework published by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). These deficiencies related to each of the five components of internal control as defined by COSO (control environment, risk assessment, control activities, information and communication, and monitoring). Specifically,

•	The Company’s control environment did not sufficiently promote effective internal control over financial reporting throughout the Company’s management structure, and this material weakness was a contributing factor in the development of other material weaknesses described below;

•	The Company had inadequately trained finance and accounting personnel with appropriate expertise in U.S. generally accepted accounting principles. Accordingly, in certain circumstances, an effective secondary review of technical accounting matters was not performed;

•	The Company had inadequate risk assessment controls, including inadequate mechanisms for anticipating and identifying financial reporting risks; and for reacting to changes in the operating environment that could have a material effect on financial reporting;

•	The Company had inadequate monitoring controls, including inadequate staffing and procedures to ensure periodic evaluations of internal controls to ensure that appropriate personnel regularly obtain evidence that controls are functioning effectively and that identified control deficiencies are remediated timely;

•	The general controls over the Company’s IT environment were not adequately documented or monitored. In addition, access controls and segregation of duties between key IT functions were inadequate;

•	The Company had inadequate access and change controls over end-user computing spreadsheets. Specifically, the Company’s controls over the completeness, accuracy, validity and restricted access and review of certain spreadsheets used in the period-end financial reporting process were either not designed appropriately, or did not operate as designed; and

•	There was inadequate communication from management to employees regarding the general importance of controls and employees’ duties and control responsibilities.

These deficiencies resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

2.	Inadequate segregation of duties. The Company had inadequate procedures and controls to ensure proper segregation of duties within its purchasing, disbursements and payroll processes and accounting systems. As a result, misappropriation of assets could occur and not be detected in a timely manner. These deficiencies resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

3.	Inadequate financial statement preparation and review procedures. The Company had inadequate policies, procedures and personnel to ensure that accurate, reliable interim and annual consolidated financial statements were prepared and reviewed on a timely basis. Specifically, the Company had insufficient: a) levels of supporting documentation; b) review and supervision within the accounting and finance departments; c) preparation and review of footnote disclosures accompanying the Company’s financial statements; and d) technical accounting resources. These deficiencies resulted in errors in the financial statements and more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

4.	Inadequate reviews of account reconciliations, analyses and journal entries. The Company had inadequate review procedures over account reconciliations, account and transaction analyses, and journal entries. Specifically, deficiencies were noted in the following areas: a) management review of supporting documentation, calculations and assumptions used to prepare the financial statements, including spreadsheets and account analyses; and b) management review of journal entries recorded during the financial statement preparation process. These deficiencies resulted in misclassification errors between accounts receivable and deferred revenue; current and non-current deferred revenue; and other errors in the financial statements and more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

5.	Inadequate controls over purchases, payroll and disbursements. The Company had inadequate controls over purchases, payroll and the disbursement of funds as well as the recording of accruals for purchases and expenses. Specifically,

•	Wire transfers and transfers between investment accounts were made with inadequate approvals;

•	The Company did not have a policy requiring authorized purchase orders;

•	Invoices were paid with inadequate approvals;

•	The review of employee expense reports was inadequate;

•	The Company did not have sufficient management review of commission payments; and

•	Period-end cut-off procedures in the procurement cycle were inadequate.

These weaknesses increase the likelihood that unauthorized purchases and disbursements could occur and not be detected in a timely manner. These deficiencies resulted in errors in the financial statements and in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

6.	Inadequate controls over revenue. The Company’s review procedures over accounting for revenue were not functioning effectively. Specifically,

•	Review procedures over the application of the Company’s revenue recognition policies for software license and service arrangements were inadequate;

•	Review procedures over the accounting for service projects, such as the review of documentation supporting project milestone delivery or professional service hours rendered were inadequate;

•	Review procedures relating to customer invoices and the application of cash receipts and credit memos to accounts receivable were inadequate; and

•	Review procedures relating to shipping documentation for the accuracy of revenue cut-off were inadequate.

These deficiencies resulted in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

7.	Inadequate controls over accounting for investments. The Company did not have effective policies and procedures regarding the review of investments managed by a third party. This deficiency resulted in a material misclassification error between cash equivalents and short-term investments and in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

The audit report of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of the material weaknesses as detailed above on the achievement of the objectives of the control criteria and contains explanatory paragraphs that describe the material weaknesses consistent with above.

The subject matter of the material weaknesses described above were discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with KPMG. The Company has authorized KPMG to fully respond to the inquiries of the Company’s successor accountant.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter, dated August 31, 2005, from KPMG is attached as Exhibit 16.1 to this Form 8-K.

The Company’s Audit Committee and management are actively evaluating several candidates for a replacement independent registered public accounting firm for the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated August 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005

SUMTOTAL SYSTEMS, INC.

By:	/s/ Neil J. Laird
Name:	Neil J. Laird
Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated August 31, 2005.